Exhibit 10.19

AGREEMENT AND AMENDMENT NO. 3

TO SECOND LIEN CREDIT AGREEMENT

This AGREEMENT AND AMENDMENT NO. 3 TO SECOND LIEN CREDIT AGREEMENT (“Agreement”) dated as of November     , 2011 (“Effective Date”) is by and among Jones Energy Holdings, LLC, a Delaware limited liability company (“Borrower”), the undersigned subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders (as defined below), and Wells Fargo Energy Capital, Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower is party to that certain Second Lien Credit Agreement dated as of December 31, 2009 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), and the Administrative Agent, as amended by that certain Agreement and Amendment No. 1 to Second Lien Credit Agreement dated as of September 15, 2010 and as further amended by that certain Agreement and Amendment No. 2 to Second Lien Credit Agreement dated as of April 14, 2011 (the “Credit Agreement”).

B.                                    The Borrower has requested that the Lenders (i) provide commitments to make additional Loans pursuant to the Credit Agreement in an aggregate principal amount equal to $30,000,000, (ii) consent to an increase in the Borrowing Base under the Senior Revolving Credit Agreement and (iii) agree to amend certain provisions of the Credit Agreement.

C.                                    Subject to the terms and conditions of this Agreement, the Lenders have agreed to (i) provide commitments to make additional Loans pursuant to the Credit Agreement in an aggregate principal amount equal to $30,000,000, (ii) permit the Borrower to increase the Borrowing Base under the Senior Revolving Credit Agreement and (iii) amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Unless otherwise specifically defined herein, each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.                                           Additional Loans.  Subject to the terms of this Agreement, each Lender agrees to make on the Effective Date a Loan to the Borrower in the principal amount set forth next to such Lender’s name on Exhibit A attached hereto (which amount shall be the amount of such Lender’s Commitment as of the Effective Date).  The aggregate amount of each Lender’s Loans as of the Effective Date (after giving effect to the making of the Loans contemplated by the preceding sentence) is set forth in Exhibit B attached hereto.

Section 4.                                           Consent to Borrowing Base Increase; Consent to Intercreditor Agreement.

(a)                                 Under Section 7.01(a) of the Intercreditor Agreement, the First Lien Loan Documents (as defined in the Intercreditor Agreement) may not be amended, without the consent of the Second Lien Required Lenders (as defined in the Intercreditor Agreement) to, among other things, result in the sum of (A) the aggregate principal amount of all loans (which includes unreimbursed letter of credit obligations outstanding under the First Lien Loan Documents) at such time, plus (B) the unused portion of the Borrowing Base under the Senior Revolving Credit Agreement at such time, to exceed $300,000,000 less the amount of all mandatory repayments of any loans to the extent accompanied by a corresponding permanent and mandatory reduction in the available revolving commitments thereunder.  Pursuant to Amendment No. 2, the Lenders consented to the increase in the Borrowing Base under the Senior Revolving Credit Agreement to $340,000,000.  The Lenders hereby consent to (a) the further increase in the Borrowing Base under the Senior Revolving Credit Agreement to $400,000,000 (the “Borrowing Base Increase”); provided that such increase is effected pursuant to the terms of the First Lien Amendment in substantially the same form as attached hereto as Exhibit C, and (b) the payment by the Borrower of fees payable in connection the First Lien Amendment (as defined below) which are acceptable to the Arranger.  The consents by the Lenders described in this Section 4 are limited to the Borrowing Base Increase as described herein.

(b)                                 Each party hereto hereby (i) acknowledges that it has received a copy of the Intercreditor Amendment (as defined Section 7 below), and (ii) consents to the amendments to the Intercreditor Agreement to be effected thereby.  Each Lender authorizes the Administrative Agent to execute and deliver the Intercreditor Amendment.

Section 5.                                           Amendments to Credit Agreement.

(a)                                 Recital A of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

A.                                     The Borrower has requested that the Lenders provide second lien term loans in the aggregate principal amount of $120,000,000 on behalf of the Borrower.

(b)                                 Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“Amendment No. 3” means that certain Agreement and Amendment No. 3 to Second Lien Credit Agreement dated as of November     , 2011 among the parties thereto which amends this Agreement.

“Amendment No. 3 Effective Date” means the effective date of Amendment No. 3.

(c)                                  Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by deleting the defined term “Commitment” in its entirety and replacing it with the following corresponding term:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder on the Effective Date, on the Amendment No. 1 Effective Date, on the Amendment No. 2 Effective Date and on the Amendment No. 3 Effective Date, and “Commitments” means the aggregate amount of the Commitments of all Lenders.  The amount of each Lender’s Commitment as of the Amendment No. 3 Effective Date is set forth on Annex I.

(d)                                 Section 2.01 (Term Loan) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

Section 2.01.                         Term Loan.  On the Effective Date, the Lenders made Loans to the Borrower in an aggregate principal amount equal to $40,000,000, on the Amendment No. 1 Effective Date, the Lenders made Loans to the Borrower in an aggregate principal amount equal to $15,000,000, and on the Amendment No. 2 Effective Date, the Lenders made Loans to the Borrower in an aggregate principal amount equal to $35,000,000.  Subject to the terms and conditions set forth herein, each Lender agrees to make on the Amendment No. 3 Effective Date, a Loan in dollars to the Borrower in an aggregate principal amount equal to such Lender’s Commitment on such date.  The Commitments are not revolving and amounts repaid or prepaid may not be re-borrowed under any circumstance.  Any portion of the Commitments available on the Effective Date, the Amendment No. 1 Effective Date, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date and not drawn by the Borrower on or before 4:00 p.m. Houston, Texas time on the Effective Date, the Amendment No. 1 Effective Date, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date, as applicable, shall be permanently cancelled.

(e)                                  Section 2.02 (Loans and Tranches) of the Credit Agreement is hereby amended by replacing clause (a) in its entirety with the following:

(a)                                 Loans; Several Obligations.  Each Loan shall be made as part of a Tranche consisting of Loans made on the Effective Date, the Amendment No. 1 Effective Date, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date, as applicable, by the Lenders party hereto on such date ratably in accordance with their respective Commitments on such date.  The failure of any Lender to fund its Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to fund its Loan as required.

(f)                                   Section 2.06 (Termination of Commitments) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

Section 2.06.                         Termination of Commitments.  The Commitments shall terminate at 4:00 p.m. Houston, Texas time on the Amendment No. 3 Effective Date.

(g)                                  The Credit Agreement is hereby further amended by deleting Annex I (List of Commitments) attached thereto and replacing it with Exhibit A (List of Commitments) attached hereto.

Section 6.                                           Credit Parties Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company, limited partnership, or corporate power and authority of such Credit Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Instruments are valid and subsisting and secure the Indebtedness (as such Indebtedness may be increased as a result of the transactions contemplated hereby); and (g) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Effective Date will be, duly obtained or made and that are, or on the Effective Date will be, in full force and effect) is required for the incurrence of the Borrowing Base Increase or for the due execution, delivery and/or performance of Senior Revolving Credit Documents in connection with the Borrowing Base Increase, in each case by the parties thereto.

Section 7.                                           Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received:

(i)                                     multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and the Lenders;

(ii)                                  a copy of the fully executed Master Assignment, Agreement and Amendment No. 3 to the Senior Revolving Credit Agreement (“First Lien Amendment”) which provides for the increase in the Borrowing Base to $400,000,000, in substantially the same form as attached hereto as Exhibit C;

(iii)                               a copy of the fully executed Amendment No. 1 to Intercreditor Agreement (“Intercreditor Amendment”) in substantially the same form as attached hereto as Exhibit D;

(iv)                          executed original Notes, if any, requested by the Lenders made by the Borrower payable to such requesting Lenders in the amount of such Lenders’ respective Loans after giving effect to the transactions contemplated hereby;

(v)                                 executed and notarized new Mortgages, and/or amendments or supplements to existing Mortgages, covering additional Oil and Gas Properties of the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent to the extent necessary to (A) cause the Administrative Agent to have a second priority, perfected Lien (subject only to Liens permitted under Section 9.03 of the Credit Agreement) on at least 80% of the Engineered Value of the Oil and Gas Properties evaluated in the Reserve Reports most recently delivered to the Administrative Agent, and (B) increase any maximum amounts referenced in any existing Mortgages to account for the increase in the Loans effected hereby;

(vi)                              a certificate, dated as of the Effective Date, duly executed and delivered by the Borrower’s and each Guarantor’s Secretary or Assistant Secretary as to (A) no change in the officers’ incumbency delivered at the original closing date for the Credit Agreement, (B) no change in authorizing resolutions delivered at such closing date, and (C) no change in organizational documents delivered at such closing date or, if any such changes have occurred, attaching new incumbency certificates, authorizing resolutions and/or organizational documents, as they case may be;

(vii)                       certificates of existence and good standing for the Borrower in its state of organization, which certificates shall be dated a date not sooner than 30 days prior to Effective Date; and

(viii)                        such other information, documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

(b)                                 The Administrative Agent shall have received evidence satisfactory to it that conditions precedent and all other actions necessary for the First Lien Amendment have been met or have occurred (other than the consents and agreements provided under this Agreement).

(c)                                  The Administrative Agent shall have received such title information as the Administrative Agent may reasonably require setting forth the status of title to at least 80% of the

Engineered Value of the Oil and Gas Properties evaluated in the Reserve Reports most recently delivered to the Administrative Agent.

(d)                                 The representations and warranties in this Agreement shall be true and correct in all material respects.

(e)                                  The Borrower shall have paid all fees required to be paid on the closing of this Agreement as separately agreed among the Borrower, the Arranger, the Administrative Agent and the Senior Administrative Agent.

Section 8.                                           Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)                                 The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Agreement shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)                                  The Borrower, each Guarantor, the Administrative Agent and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(d)                                 From and after the Effective Date, all references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement, as amended by this Agreement.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 9.                                           Reaffirmation of the Guarantee and Collateral Agreement.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (as defined in the Guarantee and Collateral Agreement), as such Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guarantee and Collateral Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 10.                                    Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or PDF electronic mail signature, and all such signatures shall be effective as originals.

Section 11.                                    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.                                    Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 13.                                    Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 14.                                    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

JONES ENERGY HOLDINGS, LLC

By:
Name:	Craig Fleming
Title:	Senior Vice President and Chief
Financial Officer

GUARANTORS:

JELGP, LLC
J/M CRUSADER ACQUISITION SUB LLC
NOSLEY PROPERTIES, LLC
CRUSADER HOLDINGS, LLC
CRUSADER ENERGY GROUP, LLC
CRUSADER MANAGEMENT, LLC
HAWK ENERGY FUND I, LLC
KNIGHT ENERGY GROUP, LLC
KNIGHT ENERGY GROUP II, LLC
KNIGHT ENERGY MANAGEMENT, LLC
RCH UPLAND ACQUISITION, LLC

Each by:
Name:	Craig Fleming
Title:	Senior Vice President and Chief Financial
Officer

JONES ENERGY, LTD.

By: JELGP, LLC, its general partner

By:
Name:	Craig Fleming
Title:	Senior Vice President and Chief Financial Officer

Signature page to Amendment No. 2 to Second Lien Credit Agreement

ADMINISTRATIVE AGENT/LENDER:

WELLS FARGO ENERGY CAPITAL, INC.,
as the Administrative Agent and a Lender

By:
Bryan McDavid
Director

Signature page to Amendment No. 2 to Second Lien Credit Agreement

LENDER:

UNIONBANCAL EQUITIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment No. 2 to Second Lien Credit Agreement

LENDER:

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature page to Amendment No. 2 to Second Lien Credit Agreement

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment No. 2 to Second Lien Credit Agreement

EXHIBIT A

ANNEX I

LIST OF COMMITMENTS

(as of Amendment No. 3 Effective Date)

Name of Lender	Commitment Amount
Wells Fargo Energy Capital, Inc.	$10,000,000
Siemens Financial Services, Inc.	$10,000,000
UnionBanCal Equities, Inc.	$5,000,000
Credit Agricole Corporate and Investment Bank	$5,000,000
TOTAL	$30,000,000

EXHIBIT B

OUTSTANDING LOANS

The aggregate outstanding principal amount of each Lender Party’s Loans as of the Effective Date (after giving effect to the making of the Loans contemplated by the preceding sentence) is as follows:

Name of Lender	Percentage	Aggregate Outstanding Principal Amount
Wells Fargo Energy Capital, Inc.	41.67%	$50,000,000
Siemens Financial Services, Inc.	29.17%	$35,000,000
UnionBanCal Equities, Inc.	16.67%	$20,000,000
Credit Agricole Corporate and Investment Bank	12.50%	$15,000,000
TOTAL	100.00%	$120,000,000

EXHIBIT C

First Lien Amendment

[See attached.]

EXHIBIT D

Intercreditor Amendment

[See attached.]